UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 13, 2021
EXAGEN INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39049	20-0434866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1261 Liberty Way
Vista, CA 92081
(Address of principal executive offices) (Zip Code)
(760) 560-1501
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XGN	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
Extension of Existing Lease Agreements
On October 13, 2021, Exagen Inc. (the "Company") entered into the Second Amendment of Lease (the “1221 Lease Extension”) with Liberty Vista to amend the Standard Industrial/Commercial Single-Tenant Lease, dated August 15, 2014, by and between Geiger Court, LLC (later assigned to Liberty Vista) and the Company (the “1221 Lease”), relating to office space located at 1221 Liberty Way, Vista, CA 92081, which is located adjacent to the Company’s headquarters. The 1221 Lease Extension extends the term of the 1221 Lease from January 31, 2026 to April 30, 2027. The 1221 Lease Extension provides that the base monthly rent for the leased space shall be $22,470 for the 12-month period beginning on February 1, 2026 and $23,594 for the period from February 1, 2027 through April 30, 2027.
On October 19, 2021, the Company entered into the Fifth Addendum (the “1261 Suite B/C Lease Extension”) to the Standard Industrial/Commercial Multi-Tenant Lease, dated January 13, 2012, by and between RGS Properties and the Company (the “1261 Suite B/C Lease”), relating to the Company’s headquarters. The 1261 Suite B/C Lease Extension extends the term of the 1261 Suite B/C Lease from January 31, 2026 to April 30, 2027. The 1261 Suite B/C Lease Extension provides that the base monthly rent for the leased space shall be $20,084.42 for the period between February 1, 2026 and April 30, 2027.
On October 19, 2021, the Company entered into the First Addendum (the "1261 Suite A Lease Extension") to the Standard Industrial/Commercial Multi-Tenant Lease, dated February 27, 2020, by and between RGS Properties and the Company (the "1261 Suite A Lease"), relating to office and laboratory space in the building attached to the Company's headquarters. The 1261 Suite A Lease Extension extends the term of the 1261 Suite A Lease from January 31, 2026 to April 30, 2027. The 1261 Suite A Lease Extension provides that the base monthly rent for the leased space shall be $14,750.63 for the period between February 1, 2026 and April 30, 2027.
The foregoing description of the 1221 Lease Extension, 1261 Suite B/C Lease Extension and 1261 Suite A Extension do not purport to be complete and are qualified in their entirety by reference to the full text of the 1221 Lease Extension, 1261 Suite B/C Lease Extension, and 1261 Suite A Extension, respectively, which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q to be filed for the quarter ending September 30, 2021.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXAGEN INC.

Date: October 19, 2021	By:	/s/ Kamal Adawi
Kamal Adawi
Chief Financial Officer